UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2016 (April 21, 2016)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Chairman and Interim Chief Executive Officer; Dissolution of the Office of the Chairman; Corporate Governance and Conflicts Committee Membership

On April 21, 2016, the board of directors (the “Board”) of TerraForm Global, Inc. (the “Company”) clarified the powers and duties of the Office of the Chairman established on March 30, 2016, and, effective as of April 21, abolished the Office of the Chairman and confirmed and ratified that Peter Blackmore is serving as the Company’s Chairman and Interim Chief Executive Officer.

Following the resignation of Brian Wuebbels from his position as the President and Chief Executive Officer of Company, the Board had established the Office of the Chairman on March 30, 2016, comprised of Mr. Blackmore, Chris Compton, Hanif “Wally” Dahya and Jack Jenkins-Stark and chaired by Mr. Blackmore. The Board’s actions of April 21, 2016 confirmed and ratified that Mr. Blackmore is serving, effective as of April 21, 2016, as the Company’s Chairman and Interim CEO and in such capacity has all of the powers, authority and duties vested in the President and Chief Executive Officer of the Company. The resolutions further confirmed and ratified that, since the resignation of Mr. Wuebbels, the Office of the Chairman had responsibility for oversight of the exercise of the executive power of the Company by its officers and that the members of the Office of the Chairman exercised their powers of oversight in their role as directors of the Company and did not have the power or authority to act as, and shall not be deemed to have been, officers of the Company, except with respect to Mr. Blackmore who was delegated the powers and authority vested in the President and Chief Executive Officer and who is serving as the Chairman and Interim Chief Executive Officer as of April 21, 2016. The resolutions also dissolved the Office of the Chairman.

Additionally, the resolutions provided that, in connection with his appointment to serve as Chairman and Interim CEO under the resolutions, Mr. Blackmore ceased to be a member of the Corporate Governance and Conflicts Committee, Mr. Dahya was designated a member of such committee, and Mr. Jenkins-Stark was appointed the chairman of such committee.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	April 25, 2016	Name:	Yana Kravtsova
		Title:	Senior Vice President, General Counsel and Secretary